UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 1, 2008 Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification Number)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices and zip code)

(801) 345-1000
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

        On January 1, 2008, the Board of Directors of Nu Skin Enterprises, Inc. (the “Company”) adopted an amendment to Sections 4.2, 4.3 and 4.4 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to clarify the Company’s ability to issue and transfer uncertificated shares. This amendment was made in response to recent amendments to the New York Stock Exchange (“NYSE”) rules which require securities listed on the NYSE to be eligible to participate in the direct registration system, or DRS.

        A copy of the amendment to the Bylaws is attached as Exhibit 3.1 to this report and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit.

3.1	Amendment to the Amended and Restated Bylaws of Nu Skin Enterprises, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC. (Registrant) /s/ D. Matthew Dorny D. Matthew Dorny Vice President

Date:    January 7, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Amendment to the Amended and Restated Bylaws of Nu Skin Enterprises, Inc.